As filed with the Securities and Exchange Commission on March 5, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    1-5706                  58-0971455
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(State or other jurisdiction   (Commission File            (IRS Employer
   of incorporation)               Number)               Identification No.)

        8000 Tower Point Drive, Charlotte, NC                     28227
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         (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:    (704) 321-7380
                                                         -----------------

                            -----------------------
          (Former name or former address, if changed since last report)




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

Item 5.           Other Events and Regulation FD Disclosure

     On March 4, 2004, the Company announced it has completed the sale of its interests in FX Communications S.R.L. (aka Romsat Cable TV) and FX Internet S.R.L., to a consortium of buyers that includes Romania Cable Systems S.A. and Astral Telecom S.A. (the "Consortium") in a transaction that has resulted in net cash proceeds of $16.0 million.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

            (c)     Exhibits.

                    99.1 Press Release of Metromedia International Group, Inc., dated March 4, 2004

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.

                                  By:  /S/ HAROLD F. PYLE, III
                                       -------------------------------
                                       Name: Harold F. Pyle, III
                                       Title: Executive Vice President Finance,
                                              Chief Financial Officer and
                                              Treasurer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                 Description
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99.1            Press Release of Metromedia International Group, Inc. dated
                 March 4, 2004